#	: 405-0001064-000

REPLACEMENT PROMISSORY NOTE

$15,500,000.00	Dated: May 27, 2011

FOR VALUE RECEIVED, G&E HC REIT II MONUMENT LTACH PORTFOLIO, LLC, a Delaware limited liability company (“G&E Monument”); G&E HC REIT II ATHENS LTACH, LLC, a Delaware limited liability company (“G&E Athens”); G&E HC REIT II CAPE GIRARDEAU LTACH, LLC, a Delaware limited liability company (“G&E Cape Girardeau”); G&E HC REIT II COLUMBIA LTACH, LLC, a Delaware limited liability company (“G&E Columbia”); and G&E HC REIT II JOPLIN LTACH, LLC, a Delaware limited liability company (“G&E Joplin” and, together with G&E Monument, G&E Athens, G&E Cape Girardeau, and G&E Columbia, the “Borrowers” and each a “Borrower”), each having a principal place of business at 1551 Tustin Avenue, Suite 300, Santa Ana, California 92705, hereby promise to pay to the order of SIEMENS FINANCIAL SERVICES, INC., a Delaware corporation having a principal place of business at 170 Wood Avenue South, Iselin, New Jersey 08830, its successors or assigns (“Lender”) at such principal place of business of Lender or at such other place as the holder of this Note may from time to time designate, the maximum principal amount of FIFTEEN MILLION FIVE HUNDRED THOUSAND AND 00/100 DOLLARS ($15,500,000.00), or so much thereof as may be advanced by Lender, on the dates and in the amounts set forth in the Loan Agreement referred to below together with interest on the unpaid principal amount hereof at the rates and on the dates set forth in the Loan Agreement referred to below. If not sooner paid, Borrowers shall pay the principal of and accrued and unpaid interest on the Loan in full on the Maturity Date. All terms which are capitalized and used herein and which are not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement. Payments of both principal and interest are to be made in lawful money of the United States of America.

This Promissory Note (this “Note”) is delivered pursuant to that certain Loan and Security Agreement dated as of May 19, 2011 together with all annexes, exhibits, and schedules thereto, made by Lender and Borrowers, as it may be amended, restated, modified or substituted from time to time (the “Loan Agreement”). This Note is secured by, among other things, the Deeds of Trust.

All of the rights, remedies, powers and privileges (together, “Rights”) of Lender provided in this Note and in any other Loan Document are cumulative of each other and of any and all other Rights at law or in equity. The resort to any Right shall not prevent the concurrent or subsequent employment of any other appropriate Right. No single or partial exercise of any Right shall exhaust it or preclude any other or further exercise thereof, and every Right may be exercised at any time and from time to time. No failure by Lender to exercise and no delay in exercising any Right, including the right to accelerate the maturity of this Note, shall be construed as a waiver of any Default or as a waiver of any Right. Without limiting the generality of the foregoing provisions, the acceptance by Lender from time to time of any payment under this Note which is past due or which is less than the payment in full of all amounts due and payable at the time of such payment shall not (a) constitute a waiver of or impair or extinguish the right of Lender to accelerate the maturity of this Note or to exercise any other Right at the time or at any subsequent time or nullify any prior exercise of any such Right, (b) constitute a waiver of the requirement of punctual payment and performance or a novation in any respect, or (c) in any way excuse the existence of a Default.

EACH BORROWER WAIVES THE BENEFIT OF ANY LAW THAT WOULD OTHERWISE RESTRICT OR LIMIT LENDER’S EXERCISE OF ITS RIGHTS OR REMEDIES HEREUNDER, WHICH EACH BORROWER HEREBY ACKNOWLEDGES, FROM TIME TO TIME FOLLOWING THE OCCURRENCE OF AN EVENT OF DEFAULT, WITHOUT DEMAND OR NOTICE OF ANY KIND.

EACH BORROWER RATIFIES AND CONFIRMS WHATEVER LENDER MAY DO WITH RESPECT TO ANY COLLATERAL IT RECEIVES, AND AGREES THAT LENDER SHALL NOT BE LIABLE FOR ANY ERROR OF JUDGMENT OR MISTAKES OF FACT OR LAW, EXCEPT FOR ANY ERROR OR MISTAKE TO THE EXTENT ARISING SOLELY FROM LENDER’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, AND THAT BORROWERS’ LIABILITY UNDER THIS NOTE SHALL NOT BE AFFECTED OR IMPAIRED BY ANY DETERMINATION THAT ANY SECURITY INTEREST OR LIEN TAKEN BY LENDER TO SECURE THIS NOTE IS INVALID OR UNPERFECTED.

EACH BORROWER HEREBY WAIVES TRIAL BY JURY IN RESPECT OF ANY SUIT UNDER THIS NOTE. THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY EACH BORROWER, AND EACH BORROWER HEREBY REPRESENTS THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY PERSON OR ENTITY TO INDUCE THIS WAIVER OF TRIAL BY JURY OR TO IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES ENTERING INTO THE LOAN DOCUMENTS. BORROWERS AND LENDER ARE EACH HEREBY AUTHORIZED TO FILE A COPY OF THIS SECTION IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER OF JURY TRIAL. EACH BORROWER FURTHER REPRESENTS AND WARRANTS THAT IT HAS BEEN REPRESENTED IN THE SIGNING OF THIS NOTE AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, OR HAS HAD THE OPPORTUNITY TO BE REPRESENTED BY INDEPENDENT LEGAL COUNSEL SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL. THE BORROWERS AGREE AND UNDERSTAND THAT THEY ARE GIVING UP THE RIGHT TO TRIAL BY JURY TO THE EXTENT PERMITTED BY LAW.

Except for such notices required under the Loan Agreement, each Borrower waives any and all presentment, demand, notice of dishonor, protest, and all other notices and demands in connection with the enforcement of Lender’s rights hereunder and under any loan instrument, and hereby consents to and waives notice of release, with or without consideration, of Borrowers.

Lender may at any time transfer this Note and Lender’s rights in any Loan Document and in any or all of any collateral, and Lender thereafter shall be relieved from all liability with respect to such collateral no longer in Lender’s possession or control.

This Note evidences an indebtedness incurred pursuant to the Loan Agreement, to which reference is hereby made for a statement of the terms and conditions under which the maturity date thereof or any payment hereon may be accelerated.

In the event of commencement of suit to enforce payment of this Note, or in the event that it becomes necessary to place this Note or any documents or instruments securing this Note in the hands of an attorney for collection after the same or any portion hereof shall for any reason become due, or for enforcement, or if collected by legal proceedings, arbitration proceedings, or through the probate or bankruptcy courts, then a reasonable sum shall be added hereto for Lender’s costs and expenses thereof including, but not limited to, reasonable attorneys’ fees, and such amount shall be secured and collectible as the principal hereof.

This Note shall be interpreted and construed according to the internal laws of the State of New York without regard to its conflict of laws principles, which State shall have jurisdiction of any matters that may arise hereunder.

A determination that any provision of this Note is unenforceable or invalid shall not affect the enforceability or validity of any other provision and the determination that the application of any provision of this Note to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to other persons or circumstances.

This Note shall be binding on and enforceable against the maker hereof and its successors, heirs, executors, representatives and assigns.

This Note may not be modified except in writing signed by Borrowers and Lender. Time is of the essence of this Note.

The term “Borrower” as used herein means all parties signing this Note, and each one of them, and all such parties, their respective successors and assigns, are jointly and severally obligated hereunder.

This Note constitutes a renewal and restatement of, and replacement and substitution for, that certain Promissory Note dated as of May 19, 2011 in the original principal amount of Twenty-Five Million and 00/100 Dollars ($25,000,000.00), executed by Borrowers and made payable to the order of Lender (the “Prior Note”). The indebtedness evidenced by the Prior Note is continuing indebtedness evidenced hereby, and nothing herein shall be deemed to constitute a payment, settlement, or novation of the Prior Note, or to release or otherwise adversely affect any lien, mortgage, or security interest securing such indebtedness or any rights of Lender against any guarantor, surety, or other party primarily or secondarily liable for such indebtedness.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, Borrowers, expressly intending to be legally bound hereby, have duly executed this Note the day and year first above written.

BORROWERS:

G&E HC REIT II MONUMENT LTACH PORTFOLIO, LLC

By: GRUBB & ELLIS HEALTHCARE REIT II HOLDINGS, LP
Its: Sole Managing Member

By: GRUBB & ELLIS HEALTHCARE REIT II, INC.

Its: General Partner

By: /s/ Shannon K S Johnson
Name: Shannon K S Johnson
Title: Chief Financial Officer

G&E HC REIT II CAPE GIRARDEAU LTACH, LLC

By: G&E HC REIT II MONUMENT LTACH PORTFOLIO, LLC

Its: Sole Managing Member

By: GRUBB & ELLIS HEALTHCARE REIT II HOLDINGS, LP
Its: Sole Managing Member

By: GRUBB & ELLIS HEALTHCARE REIT II, INC.

Its: General Partner

By: /s/ Shannon K S Johnson
Name: Shannon K S Johnson
Title: Chief Financial Officer
G&E HC REIT II ATHENS LTACH, LLC

By: G&E HC REIT II MONUMENT LTACH PORTFOLIO, LLC

Its: Sole Managing Member

By: GRUBB & ELLIS HEALTHCARE REIT II HOLDINGS, LP
Its: Sole Managing Member

By: GRUBB & ELLIS HEALTHCARE REIT II, INC.

Its: General Partner

By: /s/ Shannon K S Johnson
Name: Shannon K S Johnson
Title: Chief Financial Officer

G&E HC REIT II COLUMBIA LTACH, LLC

By: G&E HC REIT II MONUMENT LTACH PORTFOLIO, LLC
Its: Sole Managing Member

By: GRUBB & ELLIS HEALTHCARE REIT II HOLDINGS, LP
Its: Sole Managing Member

By: GRUBB & ELLIS HEALTHCARE REIT II, INC.

Its: General Partner

By: /s/ Shannon K S Johnson
Name: Shannon K S Johnson
Title: Chief Financial Officer

G&E HC REIT II JOPLIN LTACH, LLC

By: G&E HC REIT II MONUMENT LTACH PORTFOLIO, LLC
Its: Sole Managing Member

By: GRUBB & ELLIS HEALTHCARE REIT II HOLDINGS, LP
Its: Sole Managing Member

By: GRUBB & ELLIS HEALTHCARE REIT II, INC.

Its: General Partner

By: /s/ Shannon K S Johnson
Name: Shannon K S Johnson
Title: Chief Financial Officer